Supplement dated September 17, 2025, to the Updating Summary Prospectus and Prospectus dated

May 1, 2025, for Schwab Advisor Choice Variable Annuity and Schwab OneSource Choice Variable Annuity

contracts issued by Empower Annuity Insurance Company of America

Variable Annuity-1 Series Account

Supplement dated September 17, 2025, to the Updating Summary Prospectus and Prospectus dated

May 1, 2025, for Schwab Advisor Choice Variable Annuity and Schwab OneSource Choice Variable Annuity

contracts issued by Empower Life & Annuity Insurance Company of New York

Variable Annuity-1 Series Account of New York

This Supplement amends certain information in your variable annuity contract (“Contract”) prospectus(es) (the “Prospectus”). Please read this Supplement carefully and keep it with your Prospectus for future reference.

On or about November 1, 2025, Portfolios available under your Contract will change their names as follows:

CURRENT PORTFOLIO NAME	NEW PORTFOLIO NAME
Macquarie VIP International Core Equity Series	Nomura VIP International Core Equity Series
Macquarie VIP Emerging Markets Series	Nomura VIP Emerging Markets Series
Macquarie VIP Small Cap Value Series	Nomura VIP Small Cap Value Series

After November 1, 2025, all references to the Portfolio in your Prospectus will use the new Portfolio name. Additionally, effective on or about November 1, 2025, Macquarie Investment Management Global Limited will no longer be a Sub-Adviser to the Portfolios and any reference in the APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT section of the Prospectus is hereby deleted.

If you have any questions regarding this Supplement, please contact your investment professional or us toll free at 1-800-838-0650. You may also obtain fund prospectuses online at www.protective.com/productprospectus by selecting your Contract then “Investment Options”.

Please keep this Supplement for future reference.